EXHIBIT 24
                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned directors of The First American Corporation, a California corporation (the "Corporation"), hereby constitute and appoint Parker S. Kennedy and Mark R Arnesen, and each of them, the true and lawful agents and attorneys-in-fact of the undersigned, with full power and authority in said agents and attorneys-in-fact, and in either or both of them, to sign for the undersigned and in their respective names as directors of the Corporation the Registration Statement on Form S-3 to be filed with the United States Securities and Exchange Commission, Washington, D.C., under the Securities Act of 1933, as amended, and any amendment or amendments to such Registration Statement, and the undersigned ratify and confirm all acts taken by such agents and attorneys-in-fact, or either or both of them, as herein authorized. This Power of Attorney may be executed in one or more counterparts.

          Date: June 22, 2000             By:/s/ George L. Argyros        *
                                             ------------------------------
                                             George L. Argyros, Director


          Date: June 22, 2000             By:/s/ Gary J. Beban             *
                                             -------------------------------
                                             Gary J. Beban, Director


          Date: June 22, 2000             By:/s/ J. David Chatham          *
                                             -------------------------------
                                             J. David Chatham, Director


          Date: June 22, 2000             By:/s/ James L. Doti             *
                                             -------------------------------
                                             James L. Doti, Director


          Date: June 22, 2000             By:/s/ Lewis W. Douglas, Jr.     *
                                             -------------------------------
                                             Lewis W. Douglas, Jr., Director


         Date: June 22, 2000              By:/s/ Paul B. Fay, Jr.          *
                                             -------------------------------
                                             Paul B. Fay, Jr., Director


         Date: June 22, 2000              By:/s/ D. Van Skilling           *
                                             -------------------------------
                                             D. Van Skilling, Director


         Date: June 22, 2000              By:/s/ Virginia Ueberroth        *
                                             -------------------------------
                                             Virginia Ueberroth, Director